NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,490.50
                     = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $10,948.35
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   561.95
- Mortality & Expense Charge****     $   126.19
+ Hypothetical Rate of Return*****  ($   147.22)
                                     ----------
=                                    $   13,490 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                         COI
             -----                         ---
               1                       $ 46.76
               2                       $ 46.77
               3                       $ 46.79
               4                       $ 46.80
               5                       $ 46.81
               6                       $ 46.82
               7                       $ 46.84
               8                       $ 46.85
               9                       $ 46.86
              10                       $ 46.87
              11                       $ 46.89
              12                       $ 46.90

              Total                    $561.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month              Interest
              -----              --------
                1               ($ 12.61)
                2               ($ 12.55)
                3               ($ 12.48)
                4               ($ 12.42)
                5               ($ 12.36)
                6               ($ 12.30)
                7               ($ 12.24)
                8               ($ 12.18)
                9               ($ 12.11)
               10               ($ 12.05)
               11               ($ 11.99)
               12               ($ 11.93)

            Total               ($147.22)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $13,490.50
- Year 5 Surrender Charge            $ 2,865.50
                                     ----------
=                                    $    10,625 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $16,244.53
                      = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,781.80
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   557.07
- Mortality & Expense Charge****     $   142.73
+ Hypothetical Rate of Return*****   $   785.04
                                     ----------
=                                    $   16,245 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 46.43
                2                  $ 46.43
                3                  $ 46.43
                4                  $ 46.43
                5                  $ 46.42
                6                  $ 46.42
                7                  $ 46.42
                8                  $ 46.42
                9                  $ 46.42
               10                  $ 46.42
               11                  $ 46.42
               12                  $ 46.42
               Total               $557.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

               Month                 Interest
               -----                 --------
                 1                   $ 65.26
                 2                   $ 65.29
                 3                   $ 65.32
                 4                   $ 65.35
                 5                   $ 65.38
                 6                   $ 65.40
                 7                   $ 65.43
                 8                   $ 65.46
                 9                   $ 65.49
                10                   $ 65.52
                11                   $ 65.55
                12                   $ 65.58

                 Total               $785.04

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $16,244.53
- Year 5 Surrender Charge        $ 2,865.50
                                 ----------
=                                $   13,379 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $19,478.04
                      = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,849.78
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   551.47
- Mortality & Expense Charge****     $   161.39
+ Hypothetical Rate of Return*****   $ 1,963.63
                                     ----------
=                                    $   19,478 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 46.06
                2                  $ 46.04
                3                  $ 46.02
                4                  $ 46.00
                5                  $ 45.98
                6                  $ 45.97
                7                  $ 45.95
                8                  $ 45.93
                9                  $ 45.91
               10                  $ 45.89
               11                  $ 45.87
               12                  $ 45.85
               Total               $551.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                 $  158.72
                2                 $  159.59
                3                 $  160.47
                4                 $  161.35
                5                 $  162.24
                6                 $  163.14
                7                 $  164.05
                8                 $  164.96
                9                 $  165.88
               10                 $  166.81
               11                 $  167.74
               12                 $  168.69

            Total                 $1,963.63

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $19,478.04
- Year 5 Surrender Charge          $ 2,865.50
                                   ----------
=                                  $   16,613 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $99,743.42
                       = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $80,864.92
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 3,233.43
- Mortality & Expense Charge****     $   929.11
+ Hypothetical Rate of Return*****  ($ 1,083.96)
                                     ----------
=                                    $   99,743 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                 $  269.11
                2                 $  269.17
                3                 $  269.23
                4                 $  269.30
                5                 $  269.36
                6                 $  269.42
                7                 $  269.48
                8                 $  269.55
                9                 $  269.61
               10                 $  269.67
               11                 $  269.73
               12                 $  269.79

            Total                 $3,233.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1              ($   92.46)
                2              ($   92.07)
                3              ($   91.68)
                4              ($   91.29)
                5              ($   90.91)
                6              ($   90.52)
                7              ($   90.13)
                8              ($   89.75)
                9              ($   89.36)
               10              ($   88.98)
               11              ($   88.59)
               12              ($   88.21)

            Total              ($1,083.96)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $99,743.42
- Year 5 Surrender Charge         $20,840.00
                                  ----------
=                                 $   78,903 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $119,941.00
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $94,295.04
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 3,205.16
- Mortality & Expense Charge****     $ 1,050.25
+ Hypothetical Rate of Return*****   $ 5,776.36
                                     ----------
=                                    $  119,941 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  267.20
                2                $  267.18
                3                $  267.16
                4                $  267.14
                5                $  267.12
                6                $  267.11
                7                $  267.09
                8                $  267.07
                9                $  267.05
               10                $  267.03
               11                $  267.02
               12                $  267.00
            Total                $3,205.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $  478.56
                2                 $  479.06
                3                 $  479.57
                4                 $  480.08
                5                 $  480.59
                6                 $  481.10
                7                 $  481.61
                8                 $  482.12
                9                 $  482.64
               10                 $  483.16
               11                 $  483.68
               12                 $  484.20

               Total              $5,776.36

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $119,941.00
- Year 5 Surrender Charge        $ 20,840.00
                                 -----------
=                                $    99,101 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $143,639.38
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $109,434.66
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,172.69
- Mortality & Expense Charge****     $  1,186.78
+ Hypothetical Rate of Return*****   $ 14,439.20
                                     -----------
=                                    $   143,639 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

                  Month                COI
                  -----                ---
                    1            $  265.04
                    2            $  264.92
                    3            $  264.81
                    4            $  264.69
                    5            $  264.57
                    6            $  264.46
                    7            $  264.34
                    8            $  264.22
                    9            $  264.10
                   10            $  263.97
                   11            $  263.85
                   12            $  263.73

                Total            $3,172.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $ 1,163.64
                2                 $ 1,170.65
                3                 $ 1,177.72
                4                 $ 1,184.84
                5                 $ 1,192.03
                6                 $ 1,199.27
                7                 $ 1,206.57
                8                 $ 1,213.93
                9                 $ 1,221.35
               10                 $ 1,228.83
               11                 $ 1,236.38
               12                 $ 1,243.98

            Total                 $14,439.20

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $143,639.38
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   122,799 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $275,000 or 222% x $12,004.56
                       = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4      $9,795.67
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**             $  122.50
- Monthly Deduction***                 $  921.49
- Mortality & Expense Charge****       $  114.06
+ Hypothetical Rate of Return*****    ($  133.06)
                                       ---------
=                                      $  12,005 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                   $ 69.15
                2                   $ 69.17
                3                   $ 69.20
                4                   $ 69.23
                5                   $ 69.25
                6                   $ 69.28
                7                   $ 69.30
                8                   $ 69.33
                9                   $ 69.36
               10                   $ 69.38
               11                   $ 69.41
               12                   $ 69.43

            Total                   $831.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1                ($ 11.56)
                2                ($ 11.48)
                3                ($ 11.39)
                4                ($ 11.30)
                5                ($ 11.22)
                6                ($ 11.13)
                7                ($ 11.05)
                8                ($ 10.96)
                9                ($ 10.87)
               10                ($ 10.79)
               11                ($ 10.70)
               12                ($ 10.62)

            Total                ($133.06)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $12,004.56
- Year 5 Surrender Charge        $ 2,865.50
                                 ----------
=                                $    9,139 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $14,534.04
                      = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,489.26
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   914.88
- Mortality & Expense Charge****     $   129.37
+ Hypothetical Rate of Return*****   $   711.53
                                     ----------
=                                    $   14,534 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                   $ 68.70
                2                   $ 68.71
                3                   $ 68.71
                4                   $ 68.72
                5                   $ 68.73
                6                   $ 68.74
                7                   $ 68.74
                8                   $ 68.75
                9                   $ 68.76
               10                   $ 68.77
               11                   $ 68.77
               12                   $ 68.78

            Total                   $824.88

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                   $ 59.91
                2                   $ 59.80
                3                   $ 59.69
                4                   $ 59.58
                5                   $ 59.46
                6                   $ 59.35
                7                   $ 59.24
                8                   $ 59.13
                9                   $ 59.01
               10                   $ 58.90
               11                   $ 58.79
               12                   $ 58.67

               Total                $711.53

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $14,534.04
- Year 5 Surrender Charge         $ 2,865.50
                                  ----------
=                                 $   11,669 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $17,511.61
                      = $275,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,403.56
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   907.26
- Mortality & Expense Charge****     $   146.67
+ Hypothetical Rate of Return*****   $ 1,784.48
                                     ----------
=                                    $   17,512 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 68.19
                2                  $ 68.18
                3                  $ 68.16
                4                  $ 68.15
                5                  $ 68.13
                6                  $ 68.11
                7                  $ 68.10
                8                  $ 68.08
                9                  $ 68.07
               10                  $ 68.05
               11                  $ 68.03
               12                  $ 68.02

               Total               $817.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

                 Month              Interest
                 -----              --------
                   1              $  145.84
                   2              $  146.34
                   3              $  146.85
                   4              $  147.37
                   5              $  147.89
                   6              $  148.42
                   7              $  148.95
                   8              $  149.48
                   9              $  150.02
                  10              $  150.56
                  11              $  151.11
                  12              $  151.66

                  Total           $1,784.48

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $17,511.61
- Year 5 Surrender Charge        $2,865.50
                                 ---------
=                                $   14,646 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $87,925.61
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $71,741.06
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 6,136.02
- Mortality & Expense Charge****     $   832.81
+ Hypothetical Rate of Return*****  ($   971.61)
                                     ----------
=                                    $   87,926 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  502.87
                2                $  503.04
                3                $  503.22
                4                $  503.40
                5                $  503.57
                6                $  503.75
                7                $  503.92
                8                $  504.10
                9                $  504.27
               10                $  504.45
               11                $  504.62
               12                $  504.80

               Total             $6,046.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1                ($ 84.19)
                2                ($ 83.60)
                3                ($ 83.01)
                4                ($ 82.43)
                5                ($ 81.84)
                6                ($ 81.26)
                7                ($ 80.67)
                8                ($ 80.09)
                9                ($ 79.50)
               10                ($ 78.92)
               11                ($ 78.34)
               12                ($ 77.76)

               Total             ($971.61)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $87,925.61
- Year 5 Surrender Charge          $20,840.00
                                   ----------
=                                  $   67,086 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,357.08
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $84,070.74
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 6,087.87
- Mortality & Expense Charge****     $   944.27
+ Hypothetical Rate of Return*****   $ 5,193.47
                                     ----------
=                                    $  106,357 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                 $  499.60
                2                 $  499.64
                3                 $  499.68
                4                 $  499.72
                5                 $  499.76
                6                 $  499.80
                7                 $  499.84
                8                 $  499.88
                9                 $  499.92
               10                 $  499.96
               11                 $  500.01
               12                 $  500.05

               Total              $5,997.87

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $  436.18
                2                 $  435.57
                3                 $  434.96
                4                 $  434.34
                5                 $  433.73
                6                 $  433.11
                7                 $  432.49
                8                 $  431.87
                9                 $  431.25
               10                 $  430.62
               11                 $  429.99
               12                 $  429.36

               Total              $5,193.47

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $106,357.08
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $    85,517 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $128,044.13
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $98,001.59
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 6,032.44
- Mortality & Expense Charge****     $ 1,070.15
+ Hypothetical Rate of Return*****   $13,020.13
                                     ----------
=                                    $  128,044 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                 $   495.91
                2                 $   495.78
                3                 $   495.66
                4                 $   495.53
                5                 $   495.40
                6                 $   495.27
                7                 $   495.14
                8                 $   495.01
                9                 $   494.88
               10                 $   494.75
               11                 $   494.61
               12                 $   494.48

               Total              $5,942.44

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                $ 1,061.75
                2                $ 1,065.86
                3                $ 1,070.01
                4                $ 1,074.19
                5                $ 1,078.41
                6                $ 1,082.66
                7                $ 1,086.95
                8                $ 1,091.27
                9                $ 1,095.63
               10                $ 1,100.02
               11                $ 1,104.45
               12                $ 1,108.92

               Total             $13,020.13

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $128,044.13
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   107,204 (rounded to the nearest dollar)